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                                                                   EXHIBIT 10.46
                                                                   Page 1 of 1

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                                  STRAIGHT NOTE


         $100,000          South El Monte, California         September 7, 1999
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         For value received, Lee Pharmaceuticals promises to pay Mark DiSalvo or order, at South El Monte, California the sum of ONE HUNDRED THOUSAND DOLLARS, with interest from September 7, 1999, on unpaid principal at the rate of twenty
(20) per cent per annum; principal is payable monthly, commencing on October 20, 1999, with monthly principal payments of $5,000. Interest shall be calculated on the basis of the unpaid principal balance daily, based on a 365-day year, actual day month and payable monthly. Principal and interest shall be payable in lawful money of the United States. If action were instituted on this note, I promise to pay such sum as the Court may fix as attorney's fees.



SEPTEMBER 7, 1999          RONALD G. LEE
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         Date              Lee Pharmaceuticals - Ronald G. Lee


SEPTEMBER 7, 1999          MICHAEL L. AGRESTI
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         Date              Lee Pharmaceuticals - Michael L. Agresti

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